                       Green Tree Financial Corporation

               Certificate for Home Equity Loans, Series 1999-A

                         $1,200,000,000 (Approximate)
                              Subject to Revision

                               February 24, 1999


The analysis in this report is based on certain information provided by the Seller. Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

Yields Given Prices Report                            GT99APRC 30 year 9.2's

           Bond: A2    Balance: 135,000,000    Coupon: 5.78000

Delay:   0  Class Factor:  1.00    Accruing Since:  3/15/1999
Settlement Date: 3/18/1999  ABS 30 year  WAC: 10.83  WAM: 302.59
                                                           Pricing Speed: 30 CPR

   MONTHS         RAMP1
                      1
               Pricing Speed
             125% Prepay Model

    99- 0          6.397
    99- 1          6.380
    99- 2          6.363
    99- 3          6.346
    99- 4          6.329
    99- 5          6.311

    99- 6          6.294
    99- 7          6.277
    99- 8          6.260
    99- 9          6.243
    99-10          6.226
    99-11          6.208

    99-12          6.191
    99-13          6.174
    99-14          6.157
    99-15          6.140
    99-16          6.123
    99-17          6.106

    99-18          6.089
    99-19          6.072
    99-20          6.055
    99-21          6.037
    99-22          6.020
    99-23          6.003

AVG LIFE           2.001
DURATION           1.839
FIRST PAY          10/00
LAST PAY            8/01

                                 -------------

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DO NOT
                RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           CHASE SECURITIES INC. SALES REPRESENTATIVES IMMEDIATELY.

Yields Given Prices Report                            GT99APRC 30 year 9.2's

           Bond: A2    Balance: 135,000,000    Coupon: 5.78000

Delay:   0  Class Factor:  1.00    Accruing Since:  3/15/1999
Settlement Date: 3/18/1999  ABS 30 year  WAC: 10.83  WAM: 302.59
                                                           Pricing Speed: 30 CPR

   MONTHS          RAMP1
                       1



    99-24         5.986
    99-25         5.969
    99-26         5.952
    99-27         5.935
    99-28         5.918
    99-29         5.901

    99-30         5.884
    99-31         5.867
  *100- 0         5.850
   100- 1         5.833
   100- 2         5.816
   100- 3         5.799

   100- 4         5.782
   100- 5         5.765
   100- 6         5.748
   100- 7         5.731
   100- 8         5.714
   100- 9         5.697

   100-10         5.681
   100-11         5.664
   100-12         5.647
   100-13         5.630
   100-14         5.613
   100-15         5.596

AVG LIFE          2.001
DURATION          1.839
FIRST PAY         10/00
LAST PAY           8/01


                                 -------------

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DO NOT
                RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           CHASE SECURITIES INC. SALES REPRESENTATIVES IMMEDIATELY.

Yields Given Prices Report                            GT99APRC 30 year 9.2's

           Bond: A2    Balance: 135,000,000    Coupon: 5.78000

Delay:   0  Class Factor:  1.00    Accruing Since:  3/15/1999
Settlement Date: 3/18/1999  ABS 30 year  WAC: 10.83  WAM: 302.59
                                                           Pricing Speed: 30 CPR

   MONTHS          RAMP1
                       1



   100-16         5.579
   100-17         5.562
   100-18         5.545
   100-19         5.529
   100-20         5.512
   100-21         5.495

   100-22         5.478
   100-23         5.461
   100-24         5.444
   100-25         5.427
   100-26         5.411
   100-27         5.394

   100-28         5.377
   100-29         5.360
   100-30         5.343
   100-31         5.327
   101- 0         5.310

AVG LIFE          2.001
DURATION          1.839
FIRST PAY         10/00
LAST PAY           8/01

                                 -------------

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DO NOT
                RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           CHASE SECURITIES INC. SALES REPRESENTATIVES IMMEDIATELY.